MML SERIES INVESTMENT FUND II

Supplement dated August 15, 2008 to the

Prospectus dated May 1, 2008

This supplement provides new and additional information beyond that contained in the Prospectus and any previous supplements. It should be retained and read in conjunction with the Prospectus and any previous supplements.

Effective August 15, 2008, the following funds contained in the Prospectus will be known as follows:

MML Money Market Fund — Initial Class

MML Inflation-Protected and Income Fund — Initial Class

MML Managed Bond Fund — Initial Class

MML Blend Fund — Initial Class

MML Equity Fund — Initial Class

MML Enhanced Index Core Equity Fund — Initial Class

MML Small Cap Equity Fund — Initial Class

MML Small Company Opportunities Fund — Initial Class

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

L8063-08-02